                            THE SOMERSET GROUP, INC.
                           1991 STOCK INCENTIVE PLAN

                                    ARTICLE I
                                    ---------

                                Name and Purpose
                                ----------------

Section 1.01. Name. This Plan shall be known as The Somerset Group, Inc. 1991
------------  ----
Stock Incentive Plan.

Section 1.02. Purpose. The purposes of this Plan are (i) to enable the Company
------------  -------
and its Affiliates to attract and retain top quality management level Employees,
(ii) to encourage such Employees to acquire capital stock of the Company, and
(iii) to create in such Employees a proprietary interest in, and a greater concern for, the welfare of the Company and its Affiliates.

                                   ARTICLE II
                                   ----------

                                   Definitions
                                   -----------

For purposes of this Plan and any amendments hereto, the following terms, when capitalized, shall have the following meanings, unless a different meaning is plainly required by the context:

Section 2.01. "Affiliate" means any corporation which is or becomes (i) a
------------
"parent corporation" of the Company within the meaning of Sections 425(e) and
(g) of the Code, or (ii) a "subsidiary corporation" of the Company within the meaning of Section 425(f) of the Code.

Section 2.02. "Award Period" means, with respect to a Performance Share award,
------------
the period during which the award is subject to forfeiture and over which achievement of specified performance objectives is measured.

Section 2.03. "Board" means the Board of Directors of the Company.
------------

Section 2.04. "Code" means the Internal Revenue Code of 1986, as amended.
------------

Section 2.05. "Company" means The Somerset Group, Inc., an Indiana corporation.
------------

Section 2.06. "Committee" means the person or persons appointed to administer
------------
the Plan pursuant to Section 4.01 below.

Section 2.07. "Employee" means any person, including an officer or director, who
------------
is a common-law employee of the Company or an Affiliate.

Section 2.08. "Incentive Stock Option" means an option to buy a specified number
------------
of shares of Stock, which option (i) is granted pursuant to Section 6.01 below,
(ii) is subject to the limitations and restrictions of Section 6.06 below, and
(iii) is intended to qualify under Section 422A of the Code.

Section 2.09. "Non-Qualified Stock Option" means an option to buy a specified
------------
number of shares of Stock, which option (i) is granted pursuant to Section 6.03 below, and (ii) is not intended to qualify under Section 422A of the Code.

Section 2.10. "Option" means an Incentive Stock Option or a Non-Qualified Stock
------------
Option.

Section 2.11. "Option Period" means the period from the date of the granting of
------------
an Option to the date after which such Option may no longer be exercised.

Section 2.12. "Option Price" means the per share price to be paid for shares of
------------
Stock purchased pursuant to an Option.

Section 2.13. "Participant" means an Employee who is granted a Right under the
------------
Plan.

Section 2.14. "Performance Share" means a right granted pursuant to Article VII
------------
to receive a specified number of shares of Stock, contingent upon the achievement of specified performance objectives within a specified Award Period.

Section 2.15. "Plan" means The Somerset Group, Inc. 1991 Stock Incentive Plan as
------------
set forth in this document, and as hereafter amended.

Section 2.16. "Right" means an Option, Stock Appreciation Right or Performance
------------
Share, or any combination thereof, granted under the Plan. An Option, Stock Appreciation Right or Performance Share shall be deemed to constitute as many Rights as there are shares of Stock to which it relates.

Section 2.17. "Stock" means shares of the capital stock of the Company, of the
------------
class currently authorized, or capital stock of the Company issued in substitution for such stock in a recapitalization.

Section 2.18. "Stock Appreciation Right" means a right granted under Article VI
------------
to receive an amount equal to the spread between the Value of a specified number of shares of Stock at the time of exercise and the Option Price for such number of shares specified in a related Option.

Section 2.19. "Termination of Employment" means an Employee's separation from
------------
the service of the Company and its Affiliates; provided, however, that an Employee who is on an authorized leave of absence shall not be considered to have terminated his employment until such leave shall have expired and he shall have failed to return to work. For purposes of the foregoing, the term "authorized leave of absence" shall include and be limited to the following: (i) in the case of an Employee who has left or leaves a position (other than a temporary position) with the Company or an Affiliate in order to perform training and service as a member of the Armed Forces of the United States, any absence from work occurring after such departure and prior to the close of the period during which his right to re-employment is preserved by law; or (ii) in the case of any other Employee, any absence from work not in excess of ninety
(90) days, which is intended by the Employee and the Company or the employing Affiliate to be temporary and which, at the request of the Employee, is authorized in writing by the Company or such Affiliate for a definite period of time not in excess of ninety (90) days. An Employee who separates from the service of the Company but continues in the service of an Affiliate (or separates from the service of an Affiliate but continues in the service of the Company) shall not be deemed to have incurred a Termination of Employment by reason of such separation.

Section 2.20. "Value" means, with reference to Stock and a certain date, the
------------
per-share fair market value of Stock on such date, as determined by the Committee in good faith in accordance with any applicable Treasury Regulations under Sections 422A(b) (4) and 422A(c) (1) of the Code.

                                   ARTICLE III
                                   -----------

                              Stock Subject to Plan
                              ---------------------

Section 3.01. Maximum Number of Shares. The aggregate number of shares of Stock
------------  ------------------------
in respect of which Options and Performance Shares may be granted under the Plan is limited to 100,000 shares, subject to adjustment in accordance with Section
3.03. Such aggregate number of shares may consist, in whole or in part, of unissued shares or reacquired shares. The aggregate number of shares in respect of which Stock Appreciation Rights may be granted under the Plan is limited to the aggregate number of shares in respect to which Options are outstanding. For this purpose, a Stock Appreciation Right shall be deemed to have been granted in respect of the same shares in respect of which the Option to which it relates were granted.

Section 3.02. Lapsed Rights. If shares of Stock originally subject to an Option
------------  -------------
or Performance Share under the Plan cease for any reason to be subject to issuance or transfer pursuant to such Option or Performance Share, then the shares shall again be available for inclusion in future grants under the Plan. For this purpose, (i) the payment of cash or shares upon exercise of a Stock Appreciation Right issued with respect to an Option shall be deemed an issuance or transfer of the shares with respect to which such Stock Appreciation Right is exercised and (ii) the payment of cash in lieu of shares upon vesting of a Performance Share award shall be deemed an issuance or transfer of the shares subject to such award.

Section 3.03. Adjustment Occasioned by Corporate Changes. If any change is made
------------  ------------------------------------------
in the Stock subject to the Plan or subject to any Rights granted under the Plan, whether through merger, consolidation, reorganization, recapitalization, stock dividend, split-up, combination of shares, exchange of shares, issuance by dividend of rights to subscribe, change in capital structure or otherwise, appropriate adjustments shall be made by the Committee as to the maximum number of shares of Stock subject to the Plan, the maximum number of shares of Stock for which Rights may be granted to anyone Employee or classification of Employees, the number of shares of Stock to which each outstanding Right relates, and the Option Price in respect of each outstanding Option as shall be equitable to prevent dilution or enlargement of such Rights.

Except as otherwise provided in this Section 3.03, the holder of a Right shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, or by reason of the payment of any stock dividend or any other increase or decrease in the number of shares of any class, or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Option Price of shares of Stock subject to a Right.

The grant of a Right pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

                                   ARTICLE IV
                                   ----------

                                 Administration
                                 --------------

Section 4.01. Composition and Duties of Committee. The administration of the
------------  -----------------------------------
Plan shall be supervised by a Committee of three or more directors of the Company appointed by the Board. Each member of the Committee must be a "disinterested person" within the meaning of the definition of that term contained in Reg. (S) 16b-3 promulgated under the Securities Exchange Act of 1934, as amended. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee. The Committee may take action without a meeting if, prior to such action, written consents thereto are signed by all of the members of the Committee. The Committee may appoint a secretary to keep minutes of its meetings and may make such rules and regulations for the conduct of its business as it shall deem advisable. The day-to-day administration of the Plan shall be carried out by such officers and Employees as shall be designated by the Committee.

Section 4.02. Power of Committee. The Committee, after consultation with the
------------  ------------------
Chairman and President of the Company, shall have full power and authority from time to time to make recommendations to the Board with respect to the Employees who shall participate in the Plan and the extent and nature of their participation. With respect to any director participating in the Plan, the recommendations of the Committee shall be final and conclusive, unless otherwise determined by the Board if a majority of the Board and a majority of the directors acting in the matter are disinterested persons. The interpretation and construction by the Committee of any provision of the Plan or of any agreement entered into by the Company pursuant to the Plan, and any determination by the Committee pursuant to the Plan or any such agreement, shall be final and conclusive unless otherwise determined by the Board, in which latter event the determination of the Board shall be final and conclusive; provided, however, that with respect to any such interpretation, construction or determination affecting a participating director, such interpretation, construction or determination shall be final and conclusive, unless otherwise determined by the Board if a majority of the Board and a majority of the directors acting in the matter are disinterested persons.

                                    ARTICLE V
                                    ---------

                                   Eligibility
                                   -----------

Section 5.01. Eligible Employees. Rights shall be granted only to Employees who,
------------  ------------------
in the opinion of the Committee, are, or give promise of becoming, responsible for the direction and management of the operations of the Company, an Affiliate, or any department or division of the Company or an Affiliate. An Employee who has been granted a Right may, if he is otherwise eligible, be granted an additional Right or Rights. No Employee may be granted a Right if he holds (or thereby would become the holder of) more than fifty percent (50%) of all of the Rights then outstanding under the Plan. In the event the Board shall by resolution establish further limitations upon the maximum number of Rights available under the Plan to any Employee or class of Employees, the Committee shall adhere thereto.

                                   ARTICLE VI
                                   ----------

                      Options and Stock Appreciation Rights
                      -------------------------------------

Section 6.01. Awards of Incentive Stock Options. Subject to Section 3.01 above
------------  ---------------------------------
and Section 6.02 below, Incentive Stock Options may be granted to such eligible Employees, at such times, and for such number of shares of Stock, as the Committee may from time to time determine.

Section 6.02. Annual Limitation on Awards of Incentive Stock Options. The
------------  ------------------------------------------------------
aggregate Value of Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan or any other plan of the Company or its Affiliates shall not exceed $100,000. For purposes of the foregoing, the Value of Stock subject to an Incentive Stock Option shall be determined as of the date such Incentive Stock Option is granted.

Section 6.03. Awards of Non-Qualified Stock Options. Subject to Section 3.01
------------  -------------------------------------
above, Non-Qualified Stock Options may be granted to such eligible Employees, at such times and for such number of shares of Stock, as the Committee may from time to time determine.

Section 6.04. Awards of Stock Appreciation Rights. Stock Appreciation Rights may
------------  -----------------------------------
be granted at such times and to such eligible Employees as the Committee may from time to time determine. Each Stock Appreciation Right shall relate only to one or more shares of Stock subject to a specific Option and may be granted concurrently with the Option to which it relates or any time prior to the exercise, termination or expiration of the Option to which it relates. However, at no time shall the total number of shares of Stock with respect to which Stock Appreciation Rights remain outstanding and unexercised exceed the total number of shares subject to Options then outstanding and unexercised.

A Stock Appreciation Right shall confer upon the recipient thereof the right to receive from the Company or employing Affiliate, upon surrender of an Option or a portion thereof, but without payment to the Company or such Affiliate, an amount equal to the Value, on the exercise date, of the total number of shares of Stock for which the Stock Appreciation right is exercised, less the Option Price which the Participant would otherwise have been required to pay upon purchase of such shares. The amount payable by the Company or Affiliate upon the exercise of the Stock Appreciation Right may be paid in cash or in shares of Stock or any combination thereof, as the Committee shall determine. Any shares of Stock so paid shall satisfy such amount to the extent of the Value of such shares on the business day next preceding the date of payment. No fractional shares shall be issuable pursuant to any Stock Appreciation Right, but the Participant shall instead be entitled to receive cash equal to the value of the same fraction as would otherwise have been issuable. The value of such fraction shall be determined with reference to the Value of a full share of Stock as of the exercise date.

The Committee may fix, with respect to Stock Appreciation Rights granted under this Plan, such waiting periods, exercise dates or other limitations as it shall deem appropriate, provided that no Stock Appreciation Right shall be exercisable prior to the date when the Option to which it relates first becomes exercisable or after the expiration of said Option. The Committee may impose at any time after the grant of any Stock Appreciation Right a total prohibition on the exercise of such Stock Appreciation Right for such period or periods as it, in its sole discretion, deems to be in the best interests of the Company and its Affiliates.

Section 6.05. Terms and Conditions of Options and Stock Appreciation Rights.
------------  -------------------------------------------------------------
Options granted pursuant to the Plan shall be evidenced by agreements in such form as the Committee shall from time to time approve. Stock Appreciation Rights, if any, shall be evidenced by agreements amending and forming a part of the Option agreements to which such rights relate. All such agreements shall comply with and be subject to the following terms and conditions:

     Clause 6.05(a). Number of Shares. Each Option agreement shall state the
     --------------  ------------------
     total number of shares of Stock which are subject to the Option and, if applicable, the total number of shares with respect to which any related Stock Appreciation Right shall be exercisable.

     Clause 6.05(b). Option Price. The Option Price for the shares of Stock to
     --------------  ------------
     be issued pursuant to any Option granted under the Plan shall be determined by the Committee at the time such Option is granted, but such price in no event shall be less than the fair market value, as determined by the Committee, consistent with Treas. Reg. Section 20.2031-2 and any requirements of Section 422A of the Code, of such stock on the date in which such option is granted; provided, however, that the Committee shall have discretion to award non-qualified stock options to Participants at a price no less than 75% of the fair market value of the Stock on the date of grant, as determined by the Committee, consistent with Treas. Reg. Section 20.2031-2.

     Clause 6.05(c). Term of Options and Stock Appreciation Rights. An Option
     --------------  ---------------------------------------------
     shall not be exercisable after the expiration of such period as shall be fixed by the Committee at the time of the grant thereof, but such period in no event shall exceed ten (10) years and one day from the date on which such Option is granted; provided, that Incentive Stock Options granted hereunder shall have terms not in excess of ten (10) years. Options shall be subject to earlier termination as hereinafter provided. Each Stock Appreciation Right shall expire not later than the expiration of the Option to which it relates.

     Clause 6.05(d). When Exercisable. No Option or related Stock Appreciation
     --------------  ----------------
     Right shall be exercisable during the period of six (6) months following the date of grant of the Option. No Stock Appreciation Right which is held by a person who is, or within the preceding six months has been, a director or officer of the Company for purposes of Section l6(b) of the Securities Exchange Act of 1934, as amended, may be exercised during a period beginning on the third business day following the date of release of a summary statement of the Company's quarterly or annual sales and earnings and ending on the twelfth business day following such date; provided, however, that this restriction shall not apply in the event the Committee elects, upon exercise of a Stock Appreciation Right, to have the entire amount payable by the Company upon such exercise paid in shares of Stock. Each Option agreement shall specify any other period or periods of time during which the Option or related stock Appreciation Right granted therein may not be exercised. Except as provided above or so specified, any Option or Stock Appreciation Right may be exercised in whole at any time or in part from time to time during its term.

     Clause 6.05(e). Effect of Exercising Options or Stock Appreciation Rights.
     --------------  ---------------------------------------------------------
     Upon the exercise of a Stock Appreciation Right, the Option to which it relates shall terminate with respect to the number of shares of Stock as to which the Stock Appreciation Right is so exercised. Conversely, upon the exercise of an Option, any related Stock Appreciation Right shall terminate to the extent the total number of shares of Stock with respect to which such Stock Appreciation Right remains outstanding would otherwise exceed the total number of shares of Stock with respect to which such Option remains unexercised.

     Clause 6.05(f). Procedure for Exercise. An Option or Stock Appreciation
     --------------  ----------------------
     Right may not be exercised for a fractional share of Stock. An Option or Stock Appreciation Right shall be deemed to be exercised when, in accordance with the terms of the Option agreement, written notice of such exercise has been given to the Company or employing Affiliate by the person entitled to do so and, in the case of the exercise of an Option, full payment for the shares with respect to which the Option is exercised has been received by the Company or employing Affiliate. Payment shall be made either (i) in cash (including check, bank draft or money order) or (ii) if permitted by the Committee, by delivering (a) shares of Stock held by the Participant for a period of at least one year and having a Value equal to the applicable Option Price or (b) a combination of cash and such shares of Stock.

     Clause 6.05(g). Exercise Following Termination of Employment. Except as
     --------------  --------------------------------------------
     provided in Clause 6.05(h) and Clause 6.05(i), an Option or Stock Appreciation Right may not be exercised more than thirty (30) days after the grantee's Termination of Employment. If a Participant's employment is terminated by the Company or employing Affiliate for cause, his Options and Stock Appreciation Rights shall, to the extent not previously exercised, terminate immediately. The foregoing provisions shall remain operative notwithstanding any re-employment of the Participant within such thirty (30) day period or thereafter.

     Clause 6.05(h). Exercise Following Retirement. A Participant who incurs a
     --------------  -----------------------------
     Termination of Employment after becoming eligible to retire (as determined for purposes of any pension plan of the Company or employing Affiliate for non-union Employees as then in effect) may exercise his Option or Stock Appreciation Right, to the extent it is exercisable upon the effective date of such termination, within three months after such effective date, but in no event after the expiration of the term of such Option or Stock Appreciation Right or after the close of such three month period; provided, however, that if such termination was effected by the Company or employing Affiliate for cause, said Option or Stock Appreciation Right shall, to the extent not previously exercised, terminate immediately. The foregoing provisions shall remain operative notwithstanding any re-employment of the Participant within such three month period or thereafter.

     Clause 6.05(i). Exercise Upon Death. If a Participant dies while he is
     --------------  -------------------
     employed by the Company or an Affiliate or within thirty (30) days after he incurs a Termination of Employment (unless such termination was by the Company or employing Affiliate for cause), his Option or Stock Appreciation Right may be exercised, whether or not exercisable on the date of his death, by the personal representative or other person at the time entitled by law to his rights under the Option agreement, at any time within one year after his Termination of Employment (whether by death or otherwise), but in no event after the expiration of the term of the Option or Stock Appreciation Right or after the close of such one year period.

     Clause 6.05(j). Non-Transferability. An Option or Stock Appreciation Right
     --------------  -------------------
     granted under the Plan may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution. A Stock Appreciation Right may never be transferred except to the transferee of the Option to which it relates. During the lifetime of a Participant, his Option or related Stock Appreciation Right may be exercised only by him.

     Clause 6.05(k). Modification of Options. Subject to the express provisions
     --------------  -----------------------
     of the Plan, and within the limitations of the Plan, the Committee may modify, extend or renew outstanding Options and Stock Appreciation Rights or accept the surrender of outstanding Options and Stock Appreciation Rights and authorize the granting of new Options and Stock Appreciation Rights in substitution therefore. However, no modification of an Option or Stock Appreciation Right shall impair the rights of the holder thereof without his consent. The Committee may not decrease, directly or indirectly (by cancellation and substitution of Options or otherwise) the Option Price applicable to any Option; however, this prohibition shall not prevent the granting of an additional Option to a person holding an earlier Option which is exercisable at a higher Option Price.

     Clause 6.05(l). Effect of Change in Control. If a tender offer or exchange
     --------------  ---------------------------
     offer for Stock (other than such an offer by the Company) is commenced, or if the stockholders of the Company approve an agreement providing either for a transaction in which the Company will cease to be an independently publicly owned corporation or for a sale or other disposition of all or substantially all the assets of the Company and, prior to such approval, a resolution specifically approving such agreement shall not have been adopted by at least a majority of the Board, then, unless the Committee shall have otherwise provided in the Option Agreement, each Option previously granted and not fully exercisable shall become exercisable in full upon the happening of such event and shall remain so exercisable for a period of sixty (60) days following such date after which it shall revert to being exercisable in accordance with its terms.

     Clause 6.05(m). Other Provisions. The Option agreements authorized under
     --------------  ----------------
     this Section 6.05 may contain such other provisions, including, without limitation, restrictions on the exercise of the Option or related Stock Appreciation Right, as the Committee or the Board shall deem advisable.

Section 6.06. Additional Terms and Conditions Applicable to Incentive Stock
------------  -------------------------------------------------------------
Options. Incentive Stock Option agreements shall comply with and be subject to
-------
the following additional terms and conditions:

     Clause 6.06(a). Ten Percent Shareholders. If a Participant, at the time an
     --------------  ------------------------
     Incentive Stock Option is granted, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Affiliate of the Company, then

          (i) the Exercise Price for the shares of Stock to be issued pursuant to such Incentive Stock Option shall be not less than 110% of the Value of such shares at such time, and

          (ii) the Option Period with respect to such Incentive Stock Option shall not exceed five years.

     Clause 6.06(b). Related Stock Appreciation Rights. A Stock Appreciation
     --------------  ---------------------------------
     Right which is related to an Incentive Stock Option shall be exercisable only when the Value of the Stock exceeds the Option Price specified in such related Incentive Stock Option and only when such related Incentive Stock Option is otherwise exercisable.

                                   ARTICLE VII
                                   -----------

                               Performance Shares
                               ------------------

Section 7.01. Award of Performance Shares. Performance Shares shall be granted
------------  ---------------------------
to such eligible Employees, at such times, and in such numbers, as the Committee may from time to time determine.

A Performance Share award shall confer upon the recipient thereof the right to receive a specified number of shares of Stock contingent upon the achievement of specified performance objectives within a specified Award Period.

The Committee shall determine the duration of each Award Period, but in no event shall an Award Period consist of less than one year or more than five years. Award Periods may run consecutively or concurrently, in whole or in part.

The Committee shall select the Employees entitled to participate for each Award Period and the number of Performance Shares to be awarded to each. The objectives which must be achieved in order for such shares to vest may be the same with respect to all Participants or may be determined separately for each Participant or for different classifications of Participants. Such objectives may be expressed in terms of a progression within a specified range, with the participant being entitled to all shares covered by a Performance Share award only in the event a specified maximum objective is met or surpassed but being entitled to a percentage of such shares in the event a specified minimum objective is met or surpassed and to increasing percentages of such shares in the event specified intermediate objectives are met or surpassed. Such objectives shall be determined by the Committee, after consultation with the Chairman and President of the Company, within sixty (60) days after the beginning of the Award Period. Such objectives may be expressed in terms of (i) the net earnings of the Company or an Affiliate; (ii) the return on invested capital of the Company or an affiliate; (iii) the profitability of any division or department of the Company or an Affiliate; (iv) any combination of the foregoing; or (v) any other standard or standards deemed appropriate by the Committee. Not more than sixty (60) days after the beginning of an Award Period, the Committee shall cause each Participant to be notified in writing of the performance objectives applicable to him for that Award Period. After such notice shall have been given, such performance objectives shall not be changed.

Section 7.02. Terms and Conditions of Performance Share Awards. Performance
------------  ------------------------------------------------
Share awards shall be evidenced by agreements in such form as the Committee shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

     Clause 7.02(a). Nature of Award. Each Performance Share agreement shall
     --------------  ---------------
     specify the number of Performance Shares to which it relates and, with respect to each such Performance Share, the performance objectives which must be satisfied in order for the

     Performance Share to vest and the Award Period within which such objectives must be satisfied.

     Clause 7.02(b). Vesting. A Participant shall become vested with respect to
     --------------  -------
     a Performance Share if the performance objectives with respect to such Performance Share are satisfied in full within the Award Period with respect to such Performance Share. Otherwise, the participant's rights with respect to such Performance Share shall be forfeited.

     Clause 7.02(c). Payment of Awards. Payments to Participants in respect of
     --------------  -----------------
     vested Performance Shares shall be made within sixty (60) days after the last day of the Award Period to which such award relates. Such payment may be made entirely in shares of Stock, entirely in cash, or in such combination of shares of Stock and cash as the Committee shall determine. The amount of cash payable per Performance Share shall be the per share Value of shares of Stock on the business day next preceding the date of payment.

     Clause 7.02(d). Termination of Employment. If a Participant incurs a
     --------------  -------------------------
     Termination of Employment prior to the expiration of an Award Period, the Performance Shares issued to him with respect to such Award Period shall be forfeited and he shall not be entitled to any payment with respect thereto; provided, however, that the Committee may provide for partial or complete exceptions to this rule where such Termination of Employment is due to the retirement, disability or death of the Participant and occurs within a period of six (6) months prior to the expiration of the Award Period; provided further, unless the Committee shall have provided otherwise in the agreement evidencing the Performance Share award, that this rule shall not apply in the event such termination is involuntary on the part of the Participant and occurs after a change in control. For purposes of the foregoing, the term "change in control" means anyone of the following events occurring after the commencement of the Award Period:

          (i) Any person, including a "group" as defined in Section 13(d) (3) of the Securities Exchange Act of 1934, shall become the beneficial owner of shares of the Company with respect to which twenty percent (20%) or more of the total number of votes for the election of the Board may be cast.

          (ii) As a result of, or in connection with, any cash tender offer, exchange offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who, at the beginning of the Award Period, are directors of the Company shall cease to constitute a majority of the Board of Directors of the Company.

          (iii) The stockholders of the Company approve an agreement providing either for a transaction in which the Company will cease to be an independently publicly owned corporation or for a sale or other disposition of all or substantially all the assets of the Company.

          (iv) During any period of two consecutive years beginning after the commencement of the Award Period, individuals, who at the beginning of such period constitute the Board, cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of such period.

     However, "change of control" shall not include an event by which control of the Company is acquired in connection with a reorganization which involves solely the acquisition of control of the Company by a corporation whose shares subsequent to such acquisition of control are owned by the same shareholders and in the same amounts as the shares of the Company are owned immediately prior to such acquisition of control, nor shall it include any subsequent acquisition of shares by a person or group which prior to the beginning of the Award Period was the beneficial owner of shares of the Company with respect to which twenty percent (20%) or more of the total number of votes for the election of the Board may be cast. The above events of "change of control" shall occur at the time of the change in share ownership under subparagraph (i), the cessation of the directorships under subparagraph (ii), the approval of an agreement under subparagraph (iii), or a change in the majority of the Board under subparagraph (iv), whichever first occurs.



                                  ARTICLE VIII
                                  ------------

                                  Miscellaneous
                                  -------------

Section 8.01. Reservation of Shares. The Company during the term of this Plan,
------------  ---------------------
will at all times reserve and keep available such number of shares of Stock as shall be sufficient to satisfy the requirements of the Plan. However, no Participant shall have any right in or against any shares so reserved.

Section 8.02. Rights as a Stockholder. The holder of an Option or Performance
------------  -----------------------
Share shall have no rights as a stockholder with respect to shares covered thereby until the date of the issuance to him of a stock certificate for such shares. Except as provided in Section 3.03, no adjustment shall be made for dividends or other distributions or rights for which the record date is prior to the date of such issuance.

Section 8.03. Conditions Upon Issuance of Shares. Shares shall not be issued
------------  ----------------------------------
with respect to any Right granted under the Plan unless the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law (including, by way of illustration, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed) and shall further be subject to the approval of counsel for the Company with respect to such compliance. If, at the time of the exercise or vesting of any Right, it is necessary or desirable, in the opinion of counsel for the Company, in order to comply with any then applicable laws or regulations relating to the sale of securities, that the holder shall agree to hold any shares issued to him for investment and without any present intention to resell or distribute the same and that the holder will dispose of such shares only in compliance with such laws and regulations, the holder will, upon the request of the Company, execute and deliver to the Company an agreement to such effect.

Section 8.04. Preemption of Applicable Laws and Regulations. Anything in the
------------  ---------------------------------------------
Plan or any Option or Performance Share agreement to the contrary notwithstanding, if, at any time specified herein or therein for the issuance of shares or the payment of consideration to the holder as a result of the exercise of any Stock Appreciation Right, as the case may be, any law, regulation, or requirement of any governmental authority having jurisdiction in the premises, shall require either the Company, an Affiliate or the holder to take any action in connection with the shares then to be issued or such payment, the issuance of such shares or the making of such payment, as the case may be, shall be deferred until such action shall have been taken.

Section 8.05. Withholding Taxes. The Committee may adopt and apply rules to
------------  -----------------
ensure that the Company and its Affiliates will be able to comply with applicable provisions of any federal, state or local relating to the withholding of tax.

Section 8.06. No Right to Continued Employment. Neither the adoption and
------------  --------------------------------
maintenance of the Plan nor the grant of any Right pursuant to the Plan shall be deemed (i) to give any Employee the right to remain in the employ of the Company or any Affiliate; (ii) to affect the right of the Company or an Affiliate to discipline or discharge any Employee at any time; (iii) to give the Company or an Affiliate the right to require any Employee to remain in its employ; or (iv) to affect any Employee's right to terminate his employment at any time.

Section 8.07. Interpretation of Plan. The Company intends that Incentive Stock
------------  ----------------------
Options granted under the Plan shall comply with the provisions of Section 422A(b) of the Code, and the provisions of the

Plan and all Incentive Stock Option agreements entered into pursuant to the Plan shall be construed to effectuate such intention.

Section 8.08. Applicable Law. The Plan and any Right agreements entered into
------------  --------------
pursuant to the Plan shall be construed, regulated, interpreted and administered under and in accordance with the laws of the State of Indiana.

Section 8.09. Successors. This Plan shall be binding upon the successors and
------------  ----------
assigns of the Company.

                                   ARTICLE IX
                                   ----------

                            Amendment and Termination
                            -------------------------

Section 9.01. Term of Plan. The Plan shall become effective upon its adoption by
------------  ------------
the Board, subject to ratification of the Plan by the stockholders of the Company. Unless the stockholders of the Company fail to ratify the Plan within one year after its adoption, or unless the Plan is sooner terminated under
Section 9.02 below, the Plan shall continue in effect for a term of ten (10) years after its adoption.

Section 9.02. Amendment and Termination. The Board may from time to time alter,
------------  -------------------------
amend, suspend, or terminate this Plan; provided, however, that no such action may, without the approval of the stockholders of the Company, alter the provisions of the Plan so as to (a) increase the maximum number of shares of Stock with respect to which Rights may be granted under the Plan, except as provided in Section 3.03 hereof; (b) change the class of persons eligible to receive Rights under the Plan; (c) extend the term of the Plan; (d) withdraw the administration of the Plan from the Committee; (e) permit any member of the Committee to be eligible to receive a Right under the Plan; (f) extend beyond ten (10) years and one day the maximum term which may be specified for Options or Stock Appreciation Rights granted under the Plan; or (g) extend beyond five
(5) years the maximum term which may be specified for an Award Period with respect to performance Shares granted under the Plan.

Section 9.03. Effect of Amendment or Termination. No amendment or termination of
------------  ----------------------------------
the Plan may, without the consent of the Participant, adversely affect the rights of any Participant under a Right awarded before the date thereof. The termination of the Plan shall not affect or impair the power, authority and discretion of the Committee with respect to any Right granted prior to the termination.